UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 20, 2020

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 20, 2020, by virtual meeting. The Company’s stockholders considered and voted upon the following three matters at the meeting:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected 11 nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2021:

Name	For	Against	Abstain	Broker Non-Votes
Michael Balmuth	288,871,208	13,574,059	172,525	19,599,522
K. Gunnar Bjorklund	274,853,221	27,317,004	447,567	19,599,522
Michael J. Bush	275,503,558	26,400,276	713,958	19,599,522
Norman A. Ferber	290,351,819	12,107,527	158,446	19,599,522
Sharon D. Garrett	275,109,256	26,793,227	715,309	19,599,522
Stephen D. Milligan	297,451,288	4,434,802	731,702	19,599,522
Patricia H. Mueller	301,879,333	559,433	179,026	19,599,522
George P. Orban	267,014,556	34,845,146	758,090	19,599,522
Gregory L. Quesnel	289,006,235	12,850,371	761,186	19,599,522
Larree M. Renda	301,829,932	578,132	209,728	19,599,522
Barbara Rentler	294,880,919	7,601,638	135,235	19,599,522

Proposal 2 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Votes
286,316,449	15,897,907	403,436	19,599,522

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 30, 2021

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 30, 2021:

For	Against	Abstain
311,551,900	10,500,847	164,567

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2020

ROSS STORES, INC
Registrant

By: /s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

3